Exhibit 99.1

Execution Copy

STEPAN COMPANY

SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of November 1, 2011

Re:                 $65,000,000 4.86% Series 2011-A Senior Notes

DUE NOVEMBER 1, 2023

STEPAN COMPANY

EDENS AND WINNETKA ROAD

NORTHFIELD, ILLINOIS 60093

Dated as of

November 1, 2011

To the Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This Second Supplement to Note Purchase Agreement (the “Supplement”) is between STEPAN COMPANY, a Delaware corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Reference is hereby made to that certain Note Purchase Agreement dated as of September 29, 2005, as supplemented by the First Supplement to Note Purchase Agreement dated as of June 1, 2010 (the “First Supplement”) and as amended by the First Amendment to Note Purchase Agreement dated as of October 25, 2011 (the “First Amendment”) (as from time to time further amended, supplemented or modified, the “Note Purchase Agreement”), each between the Company, the respective purchasers listed on Schedule A thereto and/or the holders of the Notes. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 2.2 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Purchasers as follows:

1. The Company has authorized the issue and sale of $65,000,000 aggregate principal amount of its 4.86% Series 2011-A Senior Notes due November 1, 2023 (the “Series 2011-A Notes”). The Series 2011-A Notes, together with the Series A Notes initially issued pursuant to the Note Purchase Agreement (the “Series A Notes”), the Series 2010-A Notes issued pursuant to the First Supplement (the “Series 2010-A Notes”) and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to herein as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2011-A Notes shall be substantially in the form set forth in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchasers and the Company.

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the

Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series 2011-A Notes in the principal amount set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

3. The sale and purchase of the Series 2011-A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 A.M. Chicago time, at a closing (the “Closing”) on November 1, 2011 or on such other Business Day thereafter on or prior to November 30, 2011 as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series 2011-A Notes to be purchased by such Purchaser in the form of a single Series 2011-A Note (or such greater number of Series 2011-A Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 5156998 at JPMorgan Chase Bank, N.A., Chicago, Illinois, ABA 071000013.

If, at the Closing, the Company shall fail to tender such Series 2011-A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Second Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. The obligation of each Purchaser to purchase and pay for the Series 2011-A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2011-A Notes to be purchased at the Closing, and to the following additional conditions:

(a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b) Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2011-A Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

(c) A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau shall have been obtained for the Series 2011-A Notes.

(d) The Subsidiary Guaranty, duly authorized, executed and delivered by the Subsidiary Guarantor(s) named therein in a form reasonably acceptable to such Purchaser, shall be in full force and effect on or prior to the date of the Closing. Each Subsidiary Guarantor shall have confirmed that the Series 2011-A Notes shall be guaranteed pursuant to the Subsidiary Guaranty and that such Subsidiary Guaranty is in full force and effect, pursuant to the Guaranty Ratification, in the form reasonably acceptable to such Purchaser, executed and delivered on the date of the Closing.

(e) The First Amendment in form, scope and substance satisfactory to the existing holders of Notes (as such term is defined in the Note Purchase Agreement) and the Purchasers shall have been executed and delivered and shall be in full force and effect, and the Note Purchase Agreement, the Series A Notes and the Series 2010-A Notes shall not have been further amended, supplemented or otherwise modified.

5. Required Prepayments. (a) On November 1, 2017 and on each November 1 thereafter to and including November 1, 2022, the Company will prepay $9,285,714.29 principal amount (or such lesser principal amount as shall then be outstanding) of the Series 2011-A Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Series 2011-A Notes shall become due and payable on November 1, 2023.

(b) Upon any partial prepayment of the Series 2011-A Notes pursuant to Section 8.2 or Section 8.7 or partial purchase pursuant to Section 8.5, the principal amount of each required prepayment of the Series 2011-A Notes becoming due under this paragraph 5 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series 2011-A Notes is reduced as a result of such prepayment or purchase.

6. There shall be added to the Note Purchase Agreement a new Section 10.11 which shall read as follows:

“Section 10.11. Lien Restrictions. Notwithstanding anything to the contrary contained in Section 10.5, no Liens permitted pursuant to the terms of Section 10.5 may secure any obligations under the Bank Credit Agreement unless the Company makes, or causes to be made, effective a provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders.”

7. There shall be added to the Note Purchase Agreement a new Section 8.7 which shall read as follows:

Section 8.7. Change in Control. (a) Notice of Change in Control or Control Event. The Company will, within 15 Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.7. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes of each Series as described in subparagraph (c) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (g) of this Section 8.7.

(b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 15 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section 8.7, accompanied by the certificate described in subparagraph (g) of this Section 8.7, and (ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.7.

(c) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer).

(d) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a written notice of such acceptance or rejection to be delivered to the Company at least 5 Business Days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the unpaid principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment but without any premium or Make Whole Amount (the “Repurchase Price”). The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8.7.

(f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded).

(g) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the Repurchase Price; (iv) that the conditions of this Section 8.7 have been fulfilled; and (v) in reasonable detail, the nature and date or proposed date of the Change in Control.

(h) Effect on Required Payments. The amount of each payment of the principal of the Notes made pursuant to this Section 8.7 shall be applied against and reduce each of the then remaining principal payments due pursuant to Section 8.1 (or pursuant to any Supplement) by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

(i) “Change in Control” Defined. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than the Stepan Family acting in concert, of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated by the board of directors of the Company nor (ii) appointed by directors so nominated.

(j) “Control Event” Defined. “Control Event” means:

(i) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

(ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

(iii) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

(k) “Equity Interest” Defined. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

(l) “Stepan Family” Defined. “Stepan Family” means at any time, collectively, the Estate of Mary Louise Stepan, F. Quinn Stepan and family, Paul H. Stepan and family, Charlotte Stepan Flanagan and family, Mary Louise Wehman and family, Alfred C. Stepan III and family, John A. Stepan and family, Stratford E. Stepan and family, all trusts for the benefit of the foregoing or their heirs or any one or more of them, Stepan Venture I and Stepan Venture II and any entity controlled by any of the foregoing.

8. There shall be added to the Note Purchase Agreement a new Section 22.9 which shall read as follows:

“Section 22.9. Fair Value. For purposes of determining compliance with the financial covenants set out in this Agreement, any election by the Company to measure any financial liability using fair value (as permitted by Accounting Codification Topic No. 825-10-25 – Fair Value Option) shall be disregarded and such determination shall be made as if such election had not been made.”

9. For purposes of the Series 2011-A Notes, the term Make-Whole Amount shall mean as follows:

The term “Make-Whole Amount” means with respect to any Series 2011-A Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2011-A Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series 2011-A Note:

“Called Principal” means, the principal of the Series 2011-A Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series 2011-A Note is payable) equal to the Reinvestment Yield.

“Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other display as may replace Page PX1)

on Bloomberg for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Series 2011-A Note.

“Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Series 2011-A Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

10. For so long as any of the Series 2011-A Notes remain outstanding, the minimum Consolidated Net Worth required for purposes of Section 10.1 of the Note Purchase Agreement shall be $174,833,000.

11. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2011-A Notes by such Purchaser.

12. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

*            *             *            *            *

The execution hereof shall constitute a contract between the Company and the Purchasers for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

STEPAN COMPANY

By	/s/ James E. Hurlbutt
Name: Title:	James E. Hurlbutt Vice President and Chief Financial Officer

Accepted as of the date first written above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Anthony Coletta
Vice President

MUTUAL OF OMAHA INSURANCE COMPANY RGA REINSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Anthony Coletta
Vice President

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE COMPANY

By	/s/ Loyd T. Henderson
Name: Loyd T. Henderson Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By	New York Life Investment Management LLC, its Investment Manager

By	/s/ Loyd T. Henderson
Name: Loyd T. Henderson Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By	New York Life Investment Management LLC, its Investment Manager

By	/s/ Loyd T. Henderson
Name: Loyd T. Henderson Title: Corporate Vice President

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By	New York Life Investment Management LLC, its Investment Manager

By	/s/ Loyd T. Henderson
Name: Loyd T. Henderson Title: Corporate Vice President

INFORMATION RELATING TO PURCHASERS

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue, Suite 5600 Chicago, IL 60601 Attention: Managing Director, Corporate Finance	$22,500,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, New York

ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “4.86% Series 2011-A Senior Notes due 1 November 2023, Security No. INV10081, PPN 858586 H@2” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, NJ 07102-4007

Attention: Manager, Billings and Collections

Receipt of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (888) 889-3832

SCHEDULE A

(TO SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

All other notices and communications to be addressed as first provided above.

Physical Delivery

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

Two Prudential Plaza

180 N. Stetson Avenue, Suite 5600

Chicago, IL 60601

Attention: Scott B. Barnett, Esq.

Telephone: (312) 540-5428

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1211670

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MUTUAL OF OMAHA INSURANCE COMPANY c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue, Suite 5600 Chicago, IL 60601 Attention: Managing Director, Corporate Finance	$15,000,000

Payments

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

ABA No.: 021-000-021

Private Income Processing

For Credit to account: 900-9000200

For further credit to Company Name: Mutual of Omaha Insurance Company

For further credit to Account Number: G09587

Each such wire transfer shall set forth the name of the Company, a reference to “4.86% Series 2011-A Senior Notes due 1 November 2023, Security No. INV10081, PPN 858586 H@2” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

ABA No.: 021-000-021

Account No.: G09587

Account Name: Mutual of Omaha Insurance Co.

Each such wire transfer shall set forth the name of the Company, a reference to “4.86% Series 2011-A Senior Notes due 1 November 2023, PPN 858586 H@2” and the due date and application (e.g., type of fee) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

JPMorgan Chase Bank

14201 Dallas Parkway - 13th Floor

Dallas, TX 75254-2917

Attention: Income Processing - G. Ruiz, a/c: G09587

All other notices and communications to be addressed as first provided above.

Physical Delivery

Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank

4 Chase Metrotech Center, 3rd Floor

Brooklyn, NY 11245-0001

Attention: Physical Receive Department

Ref: Mutual of Omaha Insurance Company; Account Number: G09587

** Please include the custody account on the delivery letter. Without this information, the security will be returned to the sender.

Send copy of the Notes by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 4

100 Mulberry, 7th Floor

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0246511

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RGA REINSURANCE COMPANY c/o Prudential Capital Group Two Prudential Plaza 180 N. Stetson Avenue, Suite 5600 Chicago, IL 60601 Attention: Managing Director, Corporate Finance	$7,500,000

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

The Bank of New York Mellon

ABA No.: 021-000-018

BNF Account No. IOC566

Credit to: RGA Reinsurance Company

Each such wire transfer shall set forth the name of the Company, a reference to “4.86% Series 2011-A Senior Notes due 1 November 2023, PPN 858586 H@2” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

RGA Reinsurance Company

Attn: Banking Dept.

1370 Timberlake Manor Parkway

Chesterfield, MO 63017-6039

All other notices and communications to be addressed as first provided above.

Physical Delivery

Send physical security by nationwide overnight delivery service to:

The Bank of New York Mellon

One Wall Street

3rd Floor Window A

New York, NY 10286

Attn: Anthony V. Saviano (212-635-6742)

Ref: RGA Private Placement Prudential Financial Account No. 128863

** Please include the custody account on the delivery letter. Without this information, the security will be returned to the sender.

Send copy of the Notes by nationwide overnight delivery service to:

Prudential Capital Group

Gateway Center 4

100 Mulberry, 7th Floor

Newark, NJ 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

Name of Nominee in which Notes are to be issued: Hare & Co.

Taxpayer I.D. Number: 43-1235868

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE COMPANY c/o New York Life Investment Management LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010 Attention: Fixed Income Investors Group, Private Finance, 2nd Floor Fax Number: (212) 447-4122 Email: FIIGLibrary@nylim.com; TraditionalPVtOps@nylim.com	$9,400,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA #021-000-021

Credit: New York Life Insurance Company

General Account No. 008-9-00687

With sufficient information (including issuer, PPN 858586 H@2, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention: Securities Operations, Private Group, 2nd Floor

Fax Number: (908) 840-3385

with a copy sent electronically to: FIIGLibrary@nylim.com

    TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

All other notices and communications to be addressed as first provided above, with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Physical Delivery

Barbara Friedman, Esq.

New York Life Investment Management LLC

51 Madison Avenue, Room 1016

New York, NY 10010

Phone: (212) 576-7675

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5582869

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION c/o New York Life Investment Management LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010 Attention: Fixed Income Investors Group, Private Finance, 2nd Floor Fax Number: (212) 447-4122 Email: FIIGLibrary@nylim.com; TraditionalPVtOps@nylim.com	$9,200,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA #021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account No. 323-8-47382

With sufficient information (including issuer, PPN 858586 H@2, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention: Securities Operations, Private Group, 2nd Floor

Fax Number: (908) 840-3385

with a copy sent electronically to: FIIGLibrary@nylim.com

                                                         TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

All other notices and communications to be addressed as first provided above with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Physical Delivery

Barbara Friedman, Esq.

New York Life Investment Management LLC

51 Madison Avenue, Room 1016

New York, NY 10010

Phone: (212) 576-7675

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3044743

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C) c/o New York Life Investment Management LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010 Attention: Fixed Income Investors Group, Private Finance, 2nd Floor Fax Number: (212) 447-4122 Email: FIIGLibrary@nylim.com; TraditionalPVtOps@nylim.com	$1,200,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA #021-000-021

Credit: NYLIAC Separate BOLI 30C

General Account No. 304-6-23970

With sufficient information (including issuer, PPN 858586 H@2, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention: Securities Operations, Private Group, 2nd Floor

Fax Number: (908) 840-3385

with a copy sent electronically to: FIIGLibrary@nylim.com

                                                         TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

All other notices and communications to be addressed as first provided above with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Physical Delivery

Barbara Friedman, Esq.

New York Life Investment Management LLC

51 Madison Avenue, Room 1016

New York, NY 10010

Phone: (212) 576-7675

Name of Nominee in which Notes are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

Taxpayer I.D. Number: 13-3044743

NAME OF AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2) c/o New York Life Investment Management LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010 Attention: Fixed Income Investors Group, Private Finance, 2nd Floor Fax Number: (212) 447-4122 Email: FIIGLibrary@nylim.com; TraditionalPVtOps@nylim.com	$200,000

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA #021-000-021

Credit: NYLIAC Separate BOLI 3-2

General Account No. 323-9-56793

With sufficient information (including issuer, PPN 858586 H@2, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention: Securities Operations, Private Group, 2nd Floor

Fax Number: (908) 840-3385

with a copy sent electronically to: FIIGLibrary@nylim.com

                                                         TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

All other notices and communications to be addressed as first provided above with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.

Physical Delivery

Barbara Friedman, Esq.

New York Life Investment Management LLC

51 Madison Avenue, Room 1016

New York, NY 10010

Phone: (212) 576-7675

Name of Nominee in which Notes are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

Taxpayer I.D. Number: 13-3044743

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series 2011-A Notes with the same force and effect as if each reference to “Series A Notes” set forth therein was modified to refer the “Series 2011-A Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the Second Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3. Disclosure. The Company, through its agent, KeyBanc Capital Markets Inc., has delivered to each Purchaser a copy of a Private Placement Memorandum, dated August 2011 (the “Private Placement Memorandum”), relating to the transactions contemplated hereby. The Private Placement Memorandum, including the filings made by the Company with the Securities and Exchange Commission after that date, which are incorporated therein by reference (collectively, the “Memorandum”), fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. The Note Purchase Agreement (as supplemented by the Second Supplement), the Memorandum, the financial statements listed in Schedule 5.5 to the Second Supplement, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the Second Supplement and the financial statements listed in Schedule 5.5 to the First Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2010, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Restricted Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the Second Supplement contains (except as noted therein) complete and correct lists of (i) the Company’s Restricted and Unrestricted Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and all other Investments of the Company and its Restricted Subsidiaries, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2011-A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than fifteen (15) other Institutional Investors, each of which has been offered the Series 2011-A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

EXHIBIT A

(TO SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2011-A Notes to finance capital expenditures and for general corporate purposes. No part of the proceeds from the sale of the Series 2011-A Notes pursuant to the Second Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 2% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 2% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the Second Supplement sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of September 30, 2011, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Affiliated Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or a Person that is otherwise subject to an OFAC Sanctions Program or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (ii), a “Blocked Person”). As used herein, (i) “Affiliated Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates, (ii) for purposes of the foregoing definition of “Affiliated Entity,” “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and (iii) “OFAC Sanctions

E-A-2

Program” means any economic or trade sanction, law, regulation or executive order that OFAC is responsible for administering and enforcing, including, but not limited to those regulations found in 31 CFR, Subtitle B, Chapter V, as amended, and any enabling legislation or executive order relating thereto, and those OFAC Sanctions Programs found at

http://www.ustreas.gov/ offices/enforcement/ofac/programs/, as may be amended from time to time.

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by the Company or indirectly through any Affiliated Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person.

(c) To the Company’s actual knowledge after making due inquiry, neither the Company nor any Affiliated Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

(d) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or any one else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law) to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

E-A-3

SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

SUBSIDIARIES OF THE COMPANY

CORPORATE NAME	JURISDICTION OF INCORPORATION OR FORMATION	PERCENTAGE OF SHARES HELD OR BENEFICIALLY OWNED	RESTRICTED SUBSIDIARY (Y/N)
Stepan Holdings, LLC	United States	100%	Y
Stepan Specialty Products, LLC	United States	100%	Y
Stepan Specialty Products B.V.	Netherlands	100%	Y
Stepan Canada Inc.	Canada	100%	Y
Stepan Europe S.A.S.	France	100%	N
Stepan UK Limited	England and Wales	100%	N
Stepan Deutschland GmbH	Germany	100%	N
Stepan Polska Sp. z o. o.	Poland	100%	N
Stepan Mexico, S.A. de C.V.	Mexico	100%	N
Stepan Quimica Ltda.	Brazil	100%	N
Stepan Colombia S.A.S.	Colombia	100%	N
Stepan Asia PTE. LTD.	Singapore	100%	Y
Stepan India (Private) Limited	India	99%	N
Stepan Philippines, Inc.	Philippines	88.8%	N
Stepan Philippines Quaternaries, Inc. (Subsidiary of Stepan Philippines, Inc.)	Philippines	88.8%	N
Nanjing Stepan Jinling Chemical LLC. (Joint Venture)	China	80%	N

SCHEDULE 5.4

(TO SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

AFFILIATES OF THE COMPANY

CORPORATE NAME	JURISDICTION OF INCORPORATION OR FORMATION	PERCENTAGE OF SHARES HELD OR BENEFICIALLY OWNED
Tiorco, LLC (Joint Venture)	United States	50%

As of the date of the Closing, the Company’s directors are Michael R. Boyce, Joaquin Delgado, Gregory E. Lawton, F. Quinn Stepan, F. Quinn Stepan, Jr., and Edward J. Wehmer.

As of the date of the Closing, the Company’s senior officers are F. Quinn Stepan, F. Quinn Stepan, Jr., James E. Hurlbutt, Scott C. Mason, Frank Pacholec, Greg Servatius, John V. Venegoni, Robert J. Wood, H. Edward Wynn and Kathleen O. Sherlock.

Schedule 5.4-2

FINANCIAL STATEMENTS

1.	Financials for the quarterly period ended March 31, 2011.

2.	Financials for the fiscal year ended December 31, 2007, December 31, 2008, December 31, 2009 and December 31, 2010.

SCHEDULE 5.5

(TO SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

EXISTING INDEBTEDNESS

Indebtedness of the Company and its Restricted Subsidiaries on September 30, 2011

OBLIGOR	CREDITOR	DESCRIPTION OF INDEBTEDNESS (INCLUDING INTEREST RATE)	COLLATERAL (IF ANY)	MATURITY	OUTSTANDING PRINCIPAL AMOUNT (000’S)
Stepan Company	The Northwestern Mutual Life Insurance Company	6.59% Notes	None	2012	$1,818
Stepan Company	The Northwestern Mutual Life Insurance Company	6.86% Notes	None	2015	$11,428
Stepan Company	The Northwestern Mutual Life Insurance Company for its Group Annuity	6.86% Notes	None	2015	$571
Stepan Company	Thrivent Financial for Lutherans	6.86% Notes	None	2015	$1,714
Stepan Company	The Mutual Life Insurance Company of New York	6.86% Notes	None	2015	$1,714
Stepan Company	Prudential Investment Management	6.59% Notes	None	2012	$909
Stepan Company	Prudential Investment Management	6.86% Notes	None	2015	$1,714
Stepan Company	Prudential Investment Management	5.88% Notes	None	2022	$20,000
Stepan Company	Alliance Capital	5.69% Notes	None	2018	$20,000
Stepan Company	Alliance Capital/AXA	5.88% Notes	None	2022	$10,000
Stepan Company	CIGNA	5.69% Notes	None	2018	$20,000
Stepan Company	CIGNA	5.88% Notes	None	2022	$10,000

SCHEDULE 5.15

(TO SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

OBLIGOR	CREDITOR	DESCRIPTION OF INDEBTEDNESS (INCLUDING INTEREST RATE)	COLLATERAL (IF ANY)	MATURITY	OUTSTANDING PRINCIPAL AMOUNT (000’S)
Stepan Company	JPMorgan Chase Bank, N.A. (Agent)	Term Loan	None	2013	$25,500
Stepan Company	JPMorgan Chase Bank, N.A. (Agent)	Revolving Credit Agreement	None	2013	$10,000

Schedule 5.15-2

FORM OF SERIES 2011-A SENIOR NOTE

STEPAN COMPANY

4.86% SERIES 2011-A SENIOR NOTE DUE NOVEMBER 1, 2023

No. [ ] $[ ]	[Date] PPN 858586 H@2

FOR VALUE RECEIVED, the undersigned, Stepan Company, a Delaware corporation (herein called the “Company”) hereby promises to pay to [            ], or registered assigns, the principal sum of [            ] DOLLARS (or so much thereof as shall not have been prepaid) on November 1, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.86% per annum from the date hereof, payable semiannually, on the 1st day of May and November in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 2% above the stated rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A., in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to the Note Purchase Agreement dated as of September 29, 2005, as supplemented by the First Supplement to Note Purchase Agreement dated as of June 1, 2010, as amended by the First Amendment to Note Purchase Agreement dated as of October 25, 2011 and as supplemented by the Second Supplement to Note Purchase Agreement dated as of November 1, 2011 (as so supplemented and amended and as from time to time further amended, supplemented or modified, the “Note Purchase Agreement”), among the Company, the Purchasers and holders named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

EXHIBIT 1

(TO SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT)

This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to a Subsidiary Guaranty Agreement dated as of October 26, 2011, certain Subsidiaries of the Company have absolutely and unconditionally guaranteed payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of all its obligations contained in the Note Purchase Agreement all as more fully set forth in said Guaranty Agreement.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

STEPAN COMPANY

By

Name:
Title:

E-1-2